UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On August 31, 2016, Myriad Genetics, Inc. (“Myriad”) completed its acquisition of Assurex Health, Inc. (“Assurex”), in accordance with the terms of the previously announced Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated August 3, 2016, by and among Myriad, Myriad Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Subsidiary”), Assurex, and Fortis Advisors LLC, as the representative of the securityholders of Assurex. Pursuant to the terms of the Merger Agreement, Merger Subsidiary was merged with and into Assurex, with Assurex continuing as the surviving corporation and wholly owned subsidiary of Myriad (the “Merger”).

On September 1, 2016, Myriad filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting its completion of the acquisition. Item 9.01(a) and (b) of the Initial Form 8-K did not include the historical financial statements of Assurex or the unaudited pro forma combined financial information of Myriad (collectively, the Financial Information), and instead contained an undertaking subsequently to file the Financial Information, as permitted by Sections 9.01(a)(4) and 9.01(b)(2) of Form 8-K. This amendment to the Initial Form 8-K is being filed for the purpose of satisfying Myriad’s undertaking to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with Initial Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of Assurex, as required by Item 9.01(a) of Form 8-K, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statements, together with related explanatory notes, showing the pro forma effect on Myriad’s financial statements, after giving effect to Myriad’s acquisition of Assurex and other related pro forma events, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein: (i) balance sheet as of June 30, 2016, and (ii) statement of income for the fiscal year ended June 30, 2016.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated August 3, 2016, by and among the Registrant, Myriad Merger Sub, Inc., a wholly owned subsidiary of the Registrant, Assurex Health Inc., and Fortis Advisors LLC. (previously filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed on November 2, 2016 (File No. 000-26642) and incorporated herein by reference).

23.1	Consent of Independent Registered Public Accounting Firm for Assurex Health, Inc. and Subsidiary (Ernst & Young LLP).

99.1	Audited Financial Statements of Assurex Health, Inc. and Subsidiary as of and for the years ended December 31, 2014 and 2015 and unaudited consolidated financial statements of Assurex Health, Inc. and subsidiary as of June 30, 2016 and for the six-month periods ended June 30, 2016 and 2015.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Myriad Genetics, Inc. and Subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: November 14, 2016	By:	/s/ R. Bryan Riggsbee
R. Bryan Riggsbee
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated August 3, 2016, by and among the Registrant, Myriad Merger Sub, Inc., a wholly owned subsidiary of the Registrant, Assurex Health Inc., and Fortis Advisors LLC. (previously filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed on November 2, 2016 (File No. 000-26642) and incorporated herein by reference).

23.1	Consent of Independent Registered Public Accounting Firm for Assurex Health, Inc. and Subsidiary (Ernst & Young LLP).

99.1	Audited Financial Statements of Assurex Health, Inc. And Subsidiary as of and for the years ended December 31, 2014 and 2015 and unaudited consolidated financial statements of Assurex Health, Inc. and subsidiary as of June 30, 2016 and for the six-month periods ended June 30, 2016 and 2015.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Myriad Genetics, Inc. and Subsidiaries.